SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  June 28, 1996

                     BALCOR REALTY INVESTORS 85 - SERIES I
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14353
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3244978
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Forestwood Apartments

In 1984, the Partnership acquired the Forestwood Apartments, East Baton Rouge Parish, Louisiana, utilizing approximately $4,386,645 of offering proceeds.
The property was acquired subject to first mortgage financing of $7,823,000.
In 1987, the first mortgage loan was refinanced with a new approximately $5,906,000 first mortgage loan from a third party. In connection with the refinancing, the Partnership made a $1,916,993 principal prepayment of the mortgage loan. The first mortgage loan was refinanced again in 1993 with a new $5,900,000 first mortgage loan from a third party.

On June 28, 1996, the Partnership contracted to sell the property for a sale price of $10,558,000 to an unaffiliated party, BH TFL, Inc. On or before July 23, 1996, upon completion of the purchaser's due diligence review, the purchaser will deposit $105,580 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to occur on August 15, 1996. From the proceeds of the sale, the Partnership will pay the outstanding balance of the first mortgage loan which is expected to have an outstanding principal balance of approximately $5,762,400 at closing and $211,160 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of $105,580. The Partnership will receive the remaining proceeds of approximately $4,478,860, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

Affiliates of the General Partner have simultaneously contracted to sell 5 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 5. OTHER INFORMATION
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Forest Ridge Apartments, Phase I

As previously reported, on April 23, 1996, the Partnership contracted to sell Forest Ridge Apartments, Phase I, Dallas, Texas, to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership, for a sale price of $11,600,000. The sale closed on June 7, 1996. From the proceeds of the sale, the Partnership repaid the outstanding balance of the first mortgage loan of $7,589,194, legal fees of approximately $15,000 and a fee of $116,000 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received approximately $3,880,000 representing the remaining proceeds. Of such amount, $500,000 is being retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after closing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachment thereto relating to the sale of Forestwood Apartments, East Baton Rouge
                   Parish, Louisiana.

               (b) Amendment to Agreement of Sale and Escrow Agreement
                   relating to the sale of Forestwood Apartments, East Baton Rouge, Louisiana.

          (99) (a) Master Amendment and Agreement dated May 22, 1996 relating to the sale of Forest Ridge Apartments, Phase I, Dallas, Texas.

               (b) Master Amendment and Agreement #2 dated May 22, 1996
                   relating to the sale of Forest Ridge Apartments, Phase I, Dallas, Texas.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 85 -SERIES I
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVI, an Illinois
                                 general partnership, its general
                                 partner

                         By:  RGF-Balcor Associates-II, an Illinois
                                 general partnership, a partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/Jerry M. Ogle
                            ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  July 12, 1996
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